UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             ITHACA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                  56-1385842

(State of incorporation or organization) (I.R.S. employer identification number)

      HIGHWAY 268 WEST
      P.O. BOX 620
      WILKESBORO, NORTH CAROLINA                           28697
(Address of principal executive offices)               (Zip code)



Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class           Name of each exchange on which
            to be so registered             each class is to be registered

                  None                                None

Securities to be registered pursuant to Section 12(g) of the Act:

      COMMON STOCK, PAR VALUE $.01 PER SHARE






                  Page 1 of 4 sequentially numbered pages.
                         Exhibit Index is at page 4




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Item 1.     Description of Securities to be Registered.
            -------------------------------------------

            Incorporated by reference from Ithaca Industries, Inc.'s (the "Company") Form S-1, April 4, 1997, Registration #333-23555 (see "Description of Capital Stock").



Item 2.     Exhibits.
            ---------

1. Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Form S-1, April 4, 1997).

2. Amended and Restated By-laws of the Company (incorporated by reference to Exhibit F of Exhibit 2.1 to the Company's Form 8-K, September 3, 1996).






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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        ITHACA INDUSTRIES, INC.




Dated: April 10, 1997                   By: /s/ Eric N. Hoyle
                                           ----------------------------------
                                           Name: Eric N. Hoyle
                                           Title: Secretary, Chief Financial
                                                  and Accounting Officer






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                             INDEX OF EXHIBITS




    Exhibit Number                   Title
    --------------                   -----

          1.           Amended and Restated Certificate of
                       Incorporation of the Company
                       (incorporated by reference to
                       Exhibit 3.1 to the Company's
                       Form S-1, April 4, 1997).

          2.           Amended and Restated By-laws of
                       the Company (incorporated by
                       reference to Exhibit F of Exhibit 2.1
                       to the Company's Form 8-K,
                       September 3, 1996).